                                                                     EXHIBIT 3.2



                                     BYLAWS

                                       OF

                               AUTOBYTEL.COM INC.

                             A DELAWARE CORPORATION

                                TABLE OF CONTENTS


                                                                                     Page
                                                                                     ----
ARTICLE I OFFICES                                                                      2
   Section 1.01  REGISTERED OFFICE                                                     2
   Section 1.02  PRINCIPAL OFFICE                                                      2
   Section 1.03  OTHER OFFICES                                                         2

ARTICLE II MEETINGS OF STOCKHOLDERS                                                    2
   Section 2.01  ANNUAL MEETINGS                                                       2
   Section 2.02  SPECIAL MEETINGS                                                      2
   Section 2.03  PLACE OF MEETINGS                                                     3
   Section 2.04  NOTICE OF MEETINGS                                                    3
   Section 2.05  QUORUM                                                                3
   Section 2.06  VOTING                                                                4
   Section 2.07  LIST OF STOCKHOLDERS                                                  5
   Section 2.08  INSPECTOR OF ELECTION                                                 5
   Section 2.09  STOCKHOLDER ACTION WITHOUT MEETINGS                                   5
   Section 2.10  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS.      6
   Section 2.11  ADJOURNED MEETING; NOTICE.                                            6
   Section 2.12  ORGANIZATION.                                                         6

ARTICLE III BOARD OF DIRECTORS                                                         6
   Section 3.01  GENERAL POWERS                                                        6
   Section 3.02  NUMBER                                                                6
   Section 3.03  ELECTION OF DIRECTORS                                                 6
   Section 3.04  RESIGNATIONS                                                          7
   Section 3.05  VACANCIES                                                             7
   Section 3.06  PLACE OF MEETING; TELEPHONE CONFERENCE MEETING                        8
   Section 3.07  FIRST MEETING                                                         8
   Section 3.08  REGULAR MEETINGS                                                      8
   Section 3.09  SPECIAL MEETINGS                                                      8
   Section 3.10  QUORUM AND ACTION                                                     9
   Section 3.11  ACTION BY CONSENT                                                     9
   Section 3.12  COMPENSATION                                                          9
   Section 3.13  COMMITTEES                                                            9
   Section 3.14  MEETINGS AND ACTIONS OF COMMITTEES.                                   10
   Section 3.15  OFFICERS OF THE BOARD                                                 10

ARTICLE IV OFFICERS                                                                    11
   Section 4.01  OFFICERS                                                              11
   Section 4.02  ELECTION                                                              11
   Section 4.03  SUBORDINATE OFFICERS                                                  11
   Section 4.04  REMOVAL AND RESIGNATION                                               11
   Section 4.05  VACANCIES                                                             11
   Section 4.06  CHIEF EXECUTIVE OFFICER                                               12
   Section 4.07  PRESIDENT                                                             12
   Section 4.08  CHIEF OPERATING OFFICER.                                              12
   Section 4.09  CHIEF FINANCIAL OFFICER.                                              12

   Section 4.10  VICE PRESIDENT                                                        13
   Section 4.11  SECRETARY                                                             13
   Section 4.12  ASSISTANT SECRETARY.                                                  13

ARTICLE V CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.                               14
   Section 5.01  EXECUTION OF CONTRACTS                                                14
   Section 5.02  CHECKS, DRAFTS, ETC                                                   14
   Section 5.03  DEPOSIT                                                               14
   Section 5.04  GENERAL AND SPECIAL BANK ACCOUNTS                                     14

ARTICLE VI SHARES AND THEIR TRANSFER                                                   15
   Section 6.01  CERTIFICATES FOR STOCK                                                15
   Section 6.02  TRANSFER OF STOCK                                                     15
   Section 6.03  REGULATIONS                                                           16
   Section 6.04  LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES                    16
   Section 6.05  RECORD DATE                                                           16
   Section 6.06  REPRESENTATION OF SHARES OF OTHER CORPORATIONS                        16
   Section 6.07  SPECIAL DESIGNATION ON CERTIFICATES.                                  17

ARTICLE VII INDEMNIFICATION                                                            17
   Section 7.01  ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION              17
   Section 7.02  ACTIONS BY OR IN THE RIGHT OF THE CORPORATION                         18
   Section 7.03  DETERMINATION OF RIGHT OF INDEMNIFICATION                             18
   Section 7.04  INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY                  18
   Section 7.05  ADVANCE OF EXPENSES                                                   18
   Section 7.06  OTHER RIGHTS AND REMEDIES                                             19
   Section 7.07  INSURANCE                                                             19
   Section 7.08  CONSTITUENT CORPORATIONS                                              19
   Section 7.09  EMPLOYEE BENEFIT PLANS                                                19
   Section 7.10  BROADEST LAWFUL INDEMNIFICATION                                       20
   Section 7.11  TERM                                                                  21
   Section 7.12  SEVERABILITY                                                          21
   Section 7.13  AMENDMENTS                                                            21

ARTICLE VIII RECORDS AND REPORTS                                                       21
   Section 8.01  MAINTENANCE OF RECORDS.                                               21
   Section 8.02  INSPECTION BY DIRECTORS.                                              21

ARTICLE IX   MISCELLANEOUS                                                             22
   Section 9.01  SEAL                                                                  22
   Section 9.02  WAIVER OF NOTICES.                                                    22
   Section 9.03  LOANS AND GUARANTIES                                                  22
   Section 9.04  GENDER.                                                               22
   Section 9.05  AMENDMENTS.                                                           22

CERTIFICATE OF SECRETARY                                                               23

                                     BYLAWS

                                       OF

                               AUTOBYTEL.COM INC.
                             A DELAWARE CORPORATION

                                    ARTICLE I
                                     OFFICES

        Section 1.01 REGISTERED OFFICE. The registered office of autobytel.com inc. (hereinafter called the "Corporation") shall be at such place in the State of Delaware as shall be designated by the Board of Directors (hereinafter called the "Board").

        Section 1.02 PRINCIPAL OFFICE. The principal office for the transaction of the business of the Corporation shall be at such location, within or without the State of Delaware, as shall be designated by the Board.

        Section 1.03 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

        Section 2.01 ANNUAL MEETINGS. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings shall be held each year at such time, date and place as the Board shall determine by resolution. In the absence of such designation, the annual meeting of stockholders shall be held at 3:00 p.m., on the third Thursday in June at the principal office of the Corporation. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

        Section 2.02 SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board, or by a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in the Bylaws, include the power to call such meetings, or by the Chairman of the Board, or by the President, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the General Corporation Law of Delaware (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the time and for the purposes so specified.

        Section 2.03 PLACE OF MEETINGS. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as designated by the Board of Directors and specified in the respective notices or waivers of notice thereof. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

        Section 2.04 NOTICE OF MEETINGS. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail or nationally recognized overnight courier, in a postage prepaid envelope, directed to him at his address furnished by him to the Secretary of the Corporation for such purpose or, if he shall not have furnished to the Secretary his address for such purpose, then at his address as it appears on the registrar of the Corporation, or by transmitting a notice thereof to him at such address by telegraph, facsimile transmission, cable or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting shall also state the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Board intends to present for election.

        An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice.

        Section 2.05 QUORUM. Except as otherwise provided by statute or by the certificate of incorporation, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at or to act as secretary of such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

        Section 2.06  VOTING.

               (a) At each meeting of the stockholders, each stockholder shall be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation which has voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the
Corporation:

                      (i) on the date fixed pursuant to Section 6.05 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

                      (ii) if no such record date shall have been so fixed, then
(A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

               A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

               (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of Delaware.

               (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and it shall state the number of shares voted. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of
Section 212(e) of the General Corporation Law of Delaware.

        Section 2.07 LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the entire duration thereof, and may be inspected by any stockholder who is present.

        Section 2.08 INSPECTOR OF ELECTION. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint an inspector or inspectors of election to act with respect to such vote. Each inspector so appointed shall first subscribe an oath faithfully to execute the duties of an inspector at such meeting with strict impartiality and according to the best of his ability. Such inspectors shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of the inspectors shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. Inspectors need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which he shall have a material interest.

        Section 2.09 STOCKHOLDER ACTION WITHOUT MEETINGS. Any action required by the General Corporation Law of Delaware to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. This Section 2.09 shall no longer be effective once the Corporation shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

        Section 2.10 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS. To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board or (c) otherwise properly brought before the meeting by a stockholder.

        Section 2.11 ADJOURNED MEETING; NOTICE. When a meeting is adjourned to another time and place, unless the Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 2.12 ORGANIZATION. The Chief Executive Officer, or in the absence of the Chief Executive Officer, the Chairman of the Board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the Chief Executive Officer, the Chairman of the Board, and all of the Vice Presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The Secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.


                                   ARTICLE III
                               BOARD OF DIRECTORS

        Section 3.01 GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all of the powers of the Corporation, except such as are by the Certificate of Incorporation, by these Bylaws or by law conferred upon or reserved to the stockholders.

        Section 3.02 NUMBER. The authorized number of directors of the Corporation shall be eight (8) members until changed by an amendment of this
Section 3.02. Directors need not be stockholders in the Corporation.

        Section 3.03 ELECTION OF DIRECTORS. The directors shall be elected by the stockholders of the Corporation, and at each election the persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for a classified board.

        Except as provided in Sections 3.04 and 3.05 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

        Section 3.04 RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 3.05 VACANCIES. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

        Upon the resignation of one or more directors from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided hereinabove in the filling of other vacancies.

        Unless otherwise provided in the Certificate of Incorporation or the
Bylaws:

               (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

               (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

        If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of

Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

        Section 3.06 PLACE OF MEETING; TELEPHONE CONFERENCE MEETING. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

        Section 3.07 FIRST MEETING. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

        Section 3.08 REGULAR MEETINGS. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day which is not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

        Section 3.09 SPECIAL MEETINGS. Special meetings of the Board may be called at any time by the Chairman of the Board or the President or by any three
(3) directors, to be held at the principal office of the Corporation, or at such other place or places, within or without the State of Delaware, as the person or persons calling the meeting may designate.

        Notice of the time and place of special meetings shall be given to each director either (i) by mailing or otherwise sending to him a written notice of such meeting, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held, at least seventy-two (72) hours prior to the time of the holding of such meeting; or (ii) by orally communicating the time and place of the special meeting to him at least forty-eight (48) hours prior to the time of the holding of such meeting. Either of the notices as above provided shall be due, legal and personal notice to such director. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.

        Whenever notice is required to be given, either to a stockholder or a director, under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, whether in person or by proxy, shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of directors or committee of directors need be specified in any written waiver of notice.

        All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 3.10 QUORUM AND ACTION. Except as otherwise provided in these Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of the time and place of holding an adjourned meeting of the Board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meetings takes place, in the manner specified in
Section 3.09 of these Bylaws, to the directors who were not present at the time of adjournment. The directors shall act only as a Board, and the individual directors shall have no power as such. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

        Section 3.11 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or such committee. Such action by written consent shall have the same force and effect as the unanimous vote of such directors.

        Section 3.12 COMPENSATION. No stated salary need be paid to directors, as such, for their services but, as fixed from time to time by resolution of the Board, the directors may receive directors' fees, compensation (including without limitation cash compensation and/or the grant of stock options or stock) and reimbursement for expenses for attendance at directors' meetings, for serving on committees and for discharging their duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 3.13 COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board will establish and maintain an Audit Committee and a Compensation Committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have any power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (iv) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution or (v) amend the Bylaws of the Corporation; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware. Any such committee shall keep written minutes of its meetings and report the same to the Board when required.

        In the absence of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may appoint another member of the Board to act at the meeting in the place of such absent member.

        A majority of the members, or replacements thereof, of any such committee shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the members, or replacements thereof, of any such committee shall be regarded as the act or decision of the entire committee.

        Section 3.14 MEETINGS AND ACTIONS OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these Bylaws: Section 3.06 (place of meetings; meetings by telephone), Section 3.08 (regular meetings), Section 3.09 (special meetings; notice), Section 3.10 (quorum and action), and Section 3.11 (action by consent), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

        Section 3.15 CHAIRMAN OF THE BOARD. The Board may elect a Chairman of the Board and may have one or more Vice Chairmen. The Chairman of the Board and the Vice Chairmen shall be appointed from time to time by the Board and shall have such powers and duties as shall be designated by the Board.

                                   ARTICLE IV
                                    OFFICERS

        Section 4.01 OFFICERS. The officers of the Corporation shall be a Chief Executive Officer, a President, a Chief Operating Officer, a Secretary and a Chief Financial Officer (who will be the Treasurer). The Corporation may also have, at the discretion of the Board, one or more Vice Presidents (who may include a Chief Accounting Officer), one or more Assistant Vice Presidents, one or more Assistant Secretaries, and such other officers as may be appointed in accordance with the provisions of Section 4.03 of these Bylaws. One person may hold two or more offices, except that the Secretary may not also hold the office of President. The salaries of all officers of the Corporation above the rank of Vice President shall be fixed by the Board, unless at the discretion of the Board, the Board elects to fix the salaries of officers at or below the rank of vice president.

        Section 4.02 ELECTION. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.03 or Section 4.05 of these Bylaws, shall be chosen annually by the Board, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or until his successor shall be elected and qualified.

        Section 4.03 SUBORDINATE OFFICERS. The Board may appoint, or may authorize the Chief Executive Officer to appoint, such other officers as the business of the Corporation may require, including without limitation Vice Presidents and Assistant Secretaries, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board or the President from time to time may specify, and shall hold office until he shall resign or shall be removed or otherwise disqualified to serve.

        Section 4.04 REMOVAL AND RESIGNATION. Any officer may be removed, with or without cause (subject to any right such officer may have under an employment contract with the Corporation), by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by the Chief Executive Officer upon whom such power of removal may be conferred by the Board.

        Any officer may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective; provided that this provision shall not supercede any powers of the Board or the Chief Executive Officer pursuant to Section 4.04.

        Section 4.05 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for the regular appointments to such office.

        Section 4.06 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of stockholders and the Board. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to him by the Board or as prescribed by the Bylaws. In the absence or disability of the President, the Chief Executive Officer, in addition to his assigned duties and powers, shall perform all the duties of the President and when so acting shall have all the powers and be subject to all restrictions upon the President.

        Section 4.07 PRESIDENT. The President shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to him by the Chief Executive Officer (unless the President is also the Chief Executive Officer) or by the Board or as is prescribed by the Bylaws. In the absence or disability of the Chief Executive Officer, the President shall perform all of the duties of the Chief Executive Officer and when so acting shall have all the powers and be subject to all the restrictions upon the Chief Executive Officer.

        Section 4.08 CHIEF OPERATING OFFICER. The Chief Operating Officer shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to him by the Chief Executive Officer or by the Board. In the absence or disability of both the Chief Executive Officer and the President, the Chief Operating Officer shall perform all of the duties of the Chief Executive Officer and when so acting shall have all the powers and be subject to all the restrictions upon the Chief Executive Officer.

        Section 4.09 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as director. The Chief Financial Officer shall also be the Treasurer.

        The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board. He shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or the Bylaws.

        Section 4.10 VICE PRESIDENT. The Vice President(s), if any, shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the Corporation as from time to time may be assigned to each of them by the President, by the Chief Executive Officer, by the Board or as is prescribed by the Bylaws. A Vice President may also be designated as a "Senior Vice President" or "Executive Vice President." In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the President and when so acting shall have all of the powers of and be subject to all the restrictions upon the President. A Vice President may be designated the Chief Accounting Officer who may be the Chief Financial Officer, and any person so designated shall have such powers as is customary for a Chief Accounting Officer.

        Section 4.11 SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office for the transaction of the business of the Corporation, or such other place as the Board may order, of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

        The Secretary shall keep, or cause to be kept, at the principal office for the transaction of the business of the Corporation or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

        The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board required by these Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws. If for any reason the Secretary shall fail to give notice of any special meeting of the Board called by one or more of the persons identified in Section 3.09 of these Bylaws, or if he shall fail to give notice of any special meeting of the stockholders called by one or more of the persons identified in Section 2.02 of these Bylaws, then any such person or persons may give notice of any such special meeting.

        Section 4.12 ASSISTANT SECRETARY. The Assistant Secretary, if any, or, if there is more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

                                    ARTICLE V
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

        Section 5.01 EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws or in the case of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer, within the agency power of such officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 5.02 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.

        Section 5.03 DEPOSIT. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, attorney or attorneys, of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, the Chief Executive Officer, the Chief Financial Officer, or any Vice President(or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall be determined by the Board from time to time) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

        Section 5.04 GENERAL AND SPECIAL BANK ACCOUNTS. The Board from time to time may authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by an officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI
                            SHARES AND THEIR TRANSFER

        Section 6.01 CERTIFICATES FOR STOCK. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman or Vice Chairman of the Board, or the President or Vice-President, and by the Treasurer or Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

        Certificates for shares shall be of such form and device as the Board may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

        A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04 of these Bylaws.

        Section 6.02 TRANSFER OF STOCK. Transfer of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03 of these Bylaws, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be stated expressly in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

        Section 6.03 REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

        Section 6.04 LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sums as the Board may direct and in the case of mutilation, upon surrender of the mutilated certificate; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

        Section 6.05 RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If, in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders, the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        Section 6.06 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any Vice President and the Secretary or any Assistant Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

        Section 6.07  SPECIAL DESIGNATION ON CERTIFICATES.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


                                   ARTICLE VII
                                 INDEMNIFICATION

        Section 7.01 ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

        Section 7.02 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a member of any committee or similar body, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 7.03 DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 7.01 or 7.02 of these Bylaws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 7.01 and 7.02 of these Bylaws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

        Section 7.04 INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article VII, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.01 or 7.02 of these Bylaws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

        Section 7.05 ADVANCE OF EXPENSES. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

        Section 7.06 OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive and are declared expressly to be nonexclusive of any other rights to which those seeking indemnification or advancements of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        Section 7.07 INSURANCE. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

        Section 7.08 CONSTITUENT CORPORATIONS. For the purposes of this Article VII, references to "the Corporation" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

        Section 7.09 EMPLOYEE BENEFIT PLANS. For the purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.

        Section 7.10 BROADEST LAWFUL INDEMNIFICATION. In addition to the foregoing, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time (but, in case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Corporation to provide broader rights of indemnification than is permitted to the Corporation prior to such amendment or change), indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time (but, in case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Corporation to provide broader rights of payment of expenses incurred in advance of the final disposition of an action, suit or proceeding than is permitted to the Corporation prior to such amendment or change), pay to such person any and all expenses (including attorneys' fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he is not entitled to be indemnified by the Corporation as authorized in this Section 7.10. The first sentence of this Section 7.10 to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or
(ii) any accounting of profits made from the purchase or sale by such person of the Corporation's securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (iii) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such person having gained any personal profit or advantage to which he was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful; provided, however, that the Corporation shall perform its obligations under the second sentence of this Section 7.10 on behalf of such person until such time as it shall be ultimately determined by a final judgment or other final adjudication that he is not entitled to be indemnified by the Corporation as authorized by the first sentence of this Section 7.10 by virtue of any of the preceding clauses (i), (ii), (iii), (iv) or (v).

        Section 7.11 TERM. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 7.12 SEVERABILITY. If any part of this Article VII shall be found, in any action, suit or proceeding or appeal therefrom or in any other circumstances or as to any particular officer, director, employee or agent to be unenforceable, ineffective or invalid for any reason, the enforceability, effect and validity of the remaining parts or of such parts in other circumstances shall not be affected, except as otherwise required by applicable law.

        Section 7.13 AMENDMENTS. The foregoing provisions of this Article VII shall be deemed to constitute an agreement between the Corporation and each of the persons entitled to indemnification hereunder, for as long as such provisions remain in effect. Any amendment to the foregoing provisions of this
Article VII which limits or otherwise adversely affects the scope of indemnification or rights of any such persons hereunder shall, as to such persons, apply only to claims arising, or causes of action based on actions or events occurring, after such amendment and delivery of notice of such amendment is given to the person or persons so affected. Until notice of such amendment is given to the person or persons whose rights hereunder are adversely affected, such amendment shall have no effect on such rights of such persons hereunder. Any person entitled to indemnification under the foregoing provisions of this
Article VII shall, as to any act or omission occurring prior to the date of receipt of such notice, be entitled to indemnification to the same extent as had such provisions continued as Bylaws of the Corporation without such amendment.


                                  ARTICLE VIII
                               RECORDS AND REPORTS

        Section 8.01 MAINTENANCE OF RECORDS. The Corporation shall, either, at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records of its business and properties.

        Section 8.02 INSPECTION BY DIRECTORS. Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

                                   ARTICLE IX
                                  MISCELLANEOUS

        Section 9.01 SEAL. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and showing the year of incorporation.

        Section 9.02 WAIVER OF NOTICES. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

        Section 9.03 LOANS AND GUARANTIES. The Corporation may lend money to, or guarantee any obligation of, and otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer who is a director, whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty, or other assistance may be with or without interest, and may be unsecured or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing contained in this Section 9.03 shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

        Section 9.04 GENDER. All personal pronouns used in these Bylaws shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever and as often as may be appropriate.

        Section 9.05 AMENDMENTS. These Bylaws, or any of them, may be rescinded, altered, amended or repealed, and new Bylaws may be made (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board or (ii) by the stockholders, by the vote of a majority of the outstanding shares of voting stock of the Corporation, at an annual meeting of stockholders, without previous notice, or at any special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting; provided, however, that Section 2.02 of these Bylaws can only be amended if that Section as amended would not conflict with the Corporation's Certificate of Incorporation. Any Bylaw made or altered by the stockholders may be altered or repealed by the Board or may be altered or repealed by the stockholders.

                            CERTIFICATE OF SECRETARY

        The undersigned certifies:

               (1) That the undersigned is duly elected and acting Secretary of autobytel.com inc., a Delaware corporation; and

               (2) That the foregoing Bylaws constitute the Bylaws of the Corporation as duly adopted by unanimous action of the Board of Directors dated the _____day of March, 1999.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this ____ day of March 1999.


                                       ------------------------------------
                                       Craig S. Frost, Secretary


[SEAL]